LINCOLN CHOICEPLUS-SM-


LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

HOME OFFICE:
Lincoln Life & Annuity Company of New York
120 Madison Street
Suite 1700
Syracuse, NY 13202
This prospectus describes an individual flexible premium deferred variable annuity contract. It is for use with nonqualified and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate ANNUITY ACCOUNT VALUE and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the ANNUITY DATE, we will pay your BENEFICIARY A DEATH BENEFIT.
The minimum initial PREMIUM PAYMENT for the contract is:

1.  $10,000 for a nonqualified plan and for certain rollovers to IRA'S; and

2.  $2,000 for a qualified plan.
Additional PREMIUM PAYMENTS may be made to the contract and must be at least $25 if transmitted electronically; otherwise the minimum amount is $100. The minimum annual amount of subsequent premium payments is $100 per VAA subaccount, or $2,000 per fixed account guarantee period.
You choose whether your contract value accumulates on a variable or fixed (guaranteed) basis or both. We guarantee your principal and a minimum interest rate on premium payments you put into the fixed account. WE LIMIT TRANSFERS FROM THE FIXED ACCOUNT. A MARKET VALUE ADJUSTMENT (MVA) MAY BE APPLIED TO ANY SURRENDER OR TRANSFER FROM THE FIXED ACCOUNT BEFORE THE EXPIRATION OF A GUARANTEE PERIOD.
All PREMIUM PAYMENTS for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (VARIABLE ANNUITY ACCOUNT [VAA]). The VAA is a segregated investment account of LNY. If you put all or some of your PREMIUM PAYMENTS into one or more of the contract's variable options, you take all of the investment risk on the ANNUITY ACCOUNT VALUE and the retirement income. If the SUBACCOUNTS you select make money, your CONTRACT VALUE goes up; if they lose money, your ANNUITY ACCOUNT VALUE goes down. How much the ANNUITY ACCOUNT VALUE goes up or down depends on the performance of the SUBACCOUNTS you select. WE DO NOT GUARANTEE HOW ANY OF THE VARIABLE OPTIONS OR THEIR FUNDS WILL PERFORM. ALSO, NEITHER THE U.S. GOVERNMENT NOR ANY FEDERAL AGENCY INSURES OR GUARANTEES YOUR INVESTMENT IN THE CONTRACT.

AIM Variable Insurance Funds,:
- AIM V.I. Growth Fund
- AIM V.I. International Equity Fund
- AIM V.I. Value Equity Fund
- AIM V.I. Capital Appreciation Fund

Alliance Variable Products Series Fund (Class B):
- Alliance Growth and Income Portfolio
- Alliance Growth Portfolio
- Alliance Premium Growth Portfolio
- Alliance Technology Portfolio


SERVICING OFFICE:
Lincoln ChoicePlus-SM-
P.O. Box 7866
Fort Wayne, IN 46801

American Variable Insurance series (AVIS) a.k.a.
American Funds Insurance Series (AFIS)(Class 2):
- AFIS Global Small Capitalization Fund
- AFIS Growth Fund
- AFIS International Fund
- AFIS Growth-Income Fund
Deutsche Asset Management VIT Funds:

- Deutsche VIT Equity 500 Index Fund

Delaware Group Premium Fund (Standard Class):
-Delaware Premium Growth & Income Series
- Delaware Premium High Yield Series
- Delaware Premium Emerging Markets Series
- Delaware Premium Select Growth Series
- Delaware Premium REIT Series
- Delaware Premium Small Cap Value Series
- Delaware Premium Social Awareness Series
- Delaware Premium Trend Series
Franklin Templeton Variable Insurance Products Trust (Class 2):
- Franklin Small Cap Securities Fund
- Franklin Mutual Shares Securities Fund
- Templeton Growth Securities Fund (formerly Global Growth)
- Templeton International Securities Fund
Liberty Variable Investment Trust:
- Newport Tiger Fund
Lincoln National:
- Bond Fund
- Money Market Fund
MFS-Registered Trademark- Variable Insurance Trust:
- MFS Emerging Growth Series
- MFS Research Series
- MFS Total Return Series
- MFS Utilities Series
Variable Insurance Products Fund
- Fidelity VIP Equity-Income Portfolio
- Fidelity VIP Growth Portfolio
- Fidelity VIP Overseas Portfolio
Variable Insurance Products Fund III
- Fidelity VIP III Growth Opportunities Portfolio
This Prospectus gives you information about the contract that you should know before you decide to buy a contract and make PREMIUM PAYMENTS. You should also review the prospectuses for the funds that are attached, and keep these prospectuses for future reference.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THIS CONTRACT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

You can obtain a Statement of Additional Information (SAI dated the same date as this Prospectus) about the contracts that has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln ChoicePlus-SM-, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about LNY and the VAA are also available on the SEC's web site (http:\\www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

Prospectus Dated: May 12, 2000

TABLE OF CONTENTS

                                       PAGE
-------------------------------------------
Special terms                            2
Expense tables                           3
Summary                                  7
Condensed financial information for
  the VAA                                9
Financial statements                     9
Lincoln Life & Annuity Company of
  New York                               9
Variable annuity account (VAA)           9
Investments of the variable annuity
  account                                9
Charges and other deductions            12
The contracts                           14
Annuity payouts                         18
Annuity options                         18

-------------------------------------------
                                       PAGE

Fixed side of the contract              19
Federal tax matters                     21
Voting rights                           24
Distribution of the contracts           24
Return privilege                        25
State regulation                        25
Records and reports                     25
Other information                       25
Statement of additional information
  table of contents for Lincoln Life
  Variable Annuity Account N Lincoln
  ChoicePlus-SM-                        26

SPECIAL TERMS

(We have ITALICIZED the terms that have special meaning throughout the Prospectus).

ACCOUNT OR VARIABLE ANNUITY ACCOUNT (VAA) -- The segregated investment account, Lincoln New York Account N for Variable Annuities, into which LNY sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

ACCUMULATION UNIT -- A measure used to calculate ANNUITY ACCOUNT VALUE for the variable side of the contract before the ANNUITY DATE.

ANNUITANT -- The person upon whose life the ANNUITY BENEFIT PAYMENTS are based and made to after the ANNUITY DATE.

ANNUITY ACCOUNT VALUE -- At a given time before the ANNUITY DATE, the total value of all ACCUMULATION UNITS for a contract plus the value of the fixed side of the contract.

ANNUITY DATE -- The VALUATION DATE when values are withdrawn or converted into ANNUITY UNITS or fixed dollar payout for payment of retirement income benefits under the ANNUITY PAYOUT option you select.

ANNUITY PAYOUT -- An amount paid at regular intervals on a variable or fixed basis or a combination of both after the ANNUITY DATE under one of several options available to the ANNUITANT and/or any other payee.

ANNUITY UNIT -- A measure used to calculate the amount of each ANNUITY PAYOUT after the ANNUITY DATE. See Annuity payout.

BENEFICIARY -- The person you choose to receive any DEATH BENEFIT paid if you die before the ANNUITY DATE.

CONTRACTOWNER (you, your, owner) -- The person who can exercise the rights within the contract (e.g., decides on investment allocations, transfers, payout option, designates the BENEFICIARY, etc.) Usually, but not always, the owner is the ANNUITANT.

CONTRACT YEAR -- Each one-year period starting with the effective date of the contract and ending with each contract anniversary after that.

DEATH BENEFIT -- An amount payable to your designated BENEFICIARY if you die before the ANNUITY DATE.

LINCOLN LIFE -- The Lincoln National Life Insurance Company.

LNC -- Lincoln National Corporation.

LINCOLN NEW YORK (we, us, our) -- Lincoln Life & Annuity Company of New York.

PREMIUM PAYMENTS -- Amounts paid into the contract.

SAI -- Statement of Additional Information.

SUBACCOUNT -- The portion of the VAA that reflects investments in ACCUMULATION and ANNUITY UNITS of a particular fund available under the contract.

VALUATION DATE -- Each day the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD -- The period starting at the close of trading (currently
4:00 p.m. New York time) on each VALUATION DATE and ending at the close of such trading on the next VALUATION DATE.

EXPENSE TABLES
SUMMARY OF CONTRACTOWNER EXPENSES:

THE MAXIMUM SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE) AS A PERCENTAGE OF PREMIUM PAYMENTS SURRENDERED/WITHDRAWN: 6%

Transfer fee:                  $10

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions -- Surrender charge.

A market value adjustment (MVA) may be applied to surrenders or transfers (except for dollar cost averaging and account rebalancing) from a fixed account guarantee period amount. See Fixed side of the contract.

The transfer charge will not be imposed on the first 12 transfers during a CONTRACT YEAR. We reserve the right to charge a $10 fee for transfers over 12 times during any CONTRACT YEAR. Automatic dollar cost averaging and automatic rebalancing transfers are not included in these first twelve transfers.


ACCOUNT N ANNUAL EXPENSES FOR LINCOLN CHOICEPLUS-SM- SUBACCOUNTS:
(as a percentage of average account value)


Mortality and expense risk charge....................   1.25%
Administrative charge................................    .15%
                                                        ----
Total annual charge for each Delaware-Lincoln
  ChoicePlus-SM- SUBACCOUNT..........................   1.40%

FUND ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999:
(as a percentage of each fund's average net assets):

                                                   MANAGEMENT                                   OTHER
                                                   FEES                                         EXPENSES
                                                   (AFTER ANY            -                  +   (AFTER ANY         =
                                                   WAIVERS/                     12b-1           WAIVERS/
                                                   REIMBURSEMENTS)              FEES            REIMBURSEMENTS)
                                                   ---------------              --------        ---------------
1.   AIM V.I. Capital Appreciation...............        0.62%                     N/A                 0.11%
2.   AIM V.I. Growth.............................        0.63                      N/A                 0.10
3.   AIM V.I. International Equity...............        0.75                      N/A                 0.22
4.   AIM V.I. Value..............................        0.61                      N/A                 0.15
5.   Alliance Growth (Class B)...................        0.75                     0.25                 0.12
6.   Alliance Growth and Income (Class B)........        0.63                     0.25                 0.09
7.   Alliance Premier Growth (Class B)...........        1.00                     0.25                 0.04
8.   Alliance Technology (Class B)...............        0.71                     0.25                 0.24
9.   AVIS Global Small Capitalization Class 2....        0.78                     0.25                 0.03
10.  AVIS Growth Class 2.........................        0.38                     0.25                 0.01
11.  AVIS Growth Income Class 2..................        0.34                     0.25                 0.01
12.  AVIS International Class 2..................        0.55                     0.25                 0.05
13.  Delaware GPF Emerging Markets Standard
      Class(2)...................................        1.19                      N/A                 0.28
14.  Delaware GPF Growth and Income Standard
      Class(2)...................................        0.60                      N/A                 0.11
15.  Delaware GPF High Yield Standard Class(2)...        0.65                      N/A                 0.07
16.  Delaware GPF REIT Standard Class(2).........        0.64                      N/A                 0.21
17.  Delaware GPF Select Growth Standard
      Class(2)...................................        0.75                      N/A                 0.06
18.  Delaware GPF Small Value Standard
      Class(2)...................................        0.75                      N/A                 0.10
19.  Delaware GPF Social Awareness Standard
      Class(2)...................................        0.70                      N/A                 0.15
20.  Delaware GPF Trend Standard Class...........        0.75                      N/A                 0.07
21.  Deutsche VIT Equity 500 Index...............        0.14                      N/A                 0.16
22.  Franklin Mutual Shares Securities
      Class 2(5)(9)..............................        0.60                     0.25                 0.19
23.  Franklin Small Cap Class 2(4)(9)............        0.55                     0.25                 0.27
24.  LN Bond.....................................        0.45                      N/A                 0.08
25.  LN Money Market.............................        0.48                      N/A                 0.11
26.  MFS Emerging Growth (Initial Class)(10).....        0.75                      N/A                 0.09(1)
27.  MFS Research (Initial Class)(10)............        0.75                      N/A                 0.11(1)

     TOTAL
     EXPENSES
     (AFTER ANY
     WAIVERS/
     REIMBURSEMENTS)
     ---------------
1.         0.73%
2.         0.73
3.         0.97
4.         0.76
5.         1.12
6.         0.97
7.         1.29
8.         1.20
9.         1.06
10.        0.64
11.        0.60
12.        0.85
13.
           1.47
14.
           0.71
15.        0.72
16.        0.85
17.
           0.81
18.
           0.85
19.
           0.85
20.        0.82
21.        0.30
22.
           1.04
23.        1.07
24.        0.53
25.        0.59
26.        0.84
27.        0.86

                                                   MANAGEMENT                                   OTHER
                                                   FEES                                         EXPENSES
                                                   (AFTER ANY            -                  +   (AFTER ANY         =
                                                   WAIVERS/                     12b-1           WAIVERS/
                                                   REIMBURSEMENTS)              FEES            REIMBURSEMENTS)
                                                   ---------------              --------        ---------------
28.  MFS Total Return (Initial Class)(10)........        0.75%                     N/A                 0.15%(1)
29.  MFS Utilities (Initial Class)(10)...........        0.75                      N/A                 0.16(1)
30.  Newport Tiger Fund..........................        0.49                      N/A                 0.31
31.  Templeton Growth Securities Fund Class 2
      (formerly Global Growth)(7)(8)(9)..........        0.83                     0.25                 0.05
32.  Templeton International Securities Fund
      Class 2(6)(9)..............................        0.69                     0.25                 0.19
33.  VIP: Equity-Income Initial Class(3).........        0.48                      N/A                 0.09
34.  VIP: Growth Initial Class(3)................        0.58                      N/A                 0.08
35.  VIP: Overseas Initial Class(3)..............        0.73                      N/A                 0.18
36.  VIP III Growth Opportunities Initial
      Class(3)...................................        0.58                      N/A                 0.11

     TOTAL
     EXPENSES
     (AFTER ANY
     WAIVERS/
     REIMBURSEMENTS)
     ---------------
28.        0.90%
29.        0.91
30.        1.21
31.
           1.13
32.
           1.13
33.        0.57
34.        0.66
35.        0.91
36.
           0.69

(1) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has VOLUNTARILY undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/99 total expenses would have been 0.43% for the Equity 500 Index Fund.

(2) Effective May 1, 2000 through October 31, 2000, DMC has VOLUNTARILY agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80% for Devon, High Yield and Growth and Income; 0.85% for Global Bond, REIT, Select Growth, Small Cap Value, Social Awareness and Trend; 0.95% for International Equity; 1.50% for Emerging Markets. Without such an arrangement, the total operating expenses would have been 0.96% for REIT, 0.90% for Social Awareness, 0.94% for Social Awareness, and 1.53% for Emerging Markets. DMC voluntarily elected to cap its management fee for the Growth and Income Series at 0.60% indefinitely.

(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses, after reimbursement would have been: Equity-Income 0.56%; Growth 0.65%; Growth Opportunities 0.68%.

(4) On 2/8/00, a merger and reorganization was approved that combined the assets of the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/01/00. On 2/8/00, fund shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.55%, Distribution and Service Fees 0.25%, Other Expenses 0.27% and Total Fund Operating Expenses 1.07%.

(5) On 2/8/00, a merger and reorganization was approved that combined the assets of the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/01/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as:
    Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.19% and Total Fund Operating Expenses 1.04%.

(6) On 2/8/00, a merger and reorganization was approved that combined the assets of the fund with a similar fund of the Templeton International Equity Fund, effective 5/01/00. The shareholders of that fund approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(7) On 2/8/00, a merger and reorganization was approved that combined the assets of the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/01/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.80%, Distribution and Service Fees 0.25%, Other Expenses 0.05% and Total Fund Operating Expenses 1.10%.

(8) The Fund administration fee is paid indirectly through the management fee.

(9) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(10) Each series has an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangement and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had the fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
    0.83% for Emerging Growth Series; 0.85% for Research Series; 0.89% for Total Return Series; 0.90% for Utilities Series.

                                    EXAMPLES
                  (expenses of the SUBACCOUNTS and the funds)
If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
1.   AIM V.I. Capital Appreciation Fund..........................   $82      $118      $147       $251
2.   AIM V.I. Growth Fund........................................    82       118       147        251
3.   AIM V.I. International Equity Fund..........................    85       126       159        276
4.   AIM V.I. Value Fund.........................................    82       119       148        254
5.   Alliance Premier Growth Portfolio...........................    88       136       176        308
6.   Alliance Growth and Income Portfolio........................    85       126       159        276
7.   Alliance Growth Portfolio...................................    86       130       167        291
8.   Alliance Technology Portfolio...............................    87       133       171        299
9.   AFIS Global Small Capitalization Fund.......................    86       128       164        285
10.  AFIS Growth Fund............................................    81       115       142        242
11.  AFIS International Fund.....................................    83       122       153        264
12.  AFIS Growth-Income Fund.....................................    81       114       140        238
13.  Deutsche VIT Equity 500 Index Fund..........................    78       105       124        205
14.  Delaware Premium Growth and Income Series...................    82       118       148        249
15.  Delaware Premium High Yield Series..........................    82       118       146        250
16.  Delaware Premium Emerging Markets Series....................    90       141       185        326
17.  Delaware Premium REIT Series................................    83       121       151        259
18.  Delaware Premium Select Growth Series.......................    83       122       153        264
19.  Delaware Premium Small Cap Value Series.....................    83       122       153        264
20.  Delaware Premium Social Awareness Series....................    83       121       152        261
21.  Delaware Premium Trend Series...............................    83       121       152        261
22.  Fidelity VIP Equity-Income Portfolio........................    85       128       163        283
23.  Fidelity VIP Growth Portfolio...............................    86       129       164        286
24.  Fidelity VIP Overseas Portfolio.............................    87       133       171        300
25.  Fidelity VIP III Growth Opportunities Portfolio.............    80       112       137        230
26.  Franklin Small Cap Securities Fund..........................    86       129       164        286
27.  Franklin Mutual Shares Securities Fund......................    85       128       163        283
28.  Templeton Growth Securities Fund (formerly Global Growth)...    84       122       154        265
29.  Templeton International Securities Fund.....................    84       124       156        269
30.  Liberty Variable Trust Newport Tiger Fund...................    87       133       171        300
31.  Lincoln National Bond Fund..................................    80       112       137        230
32.  Lincoln National Money Market Fund..........................    81       114       140        237
33.  MFS Variable Trust Emerging Growth Series...................    83       122       153        263
34.  MFS Variable Trust Research Series..........................    84       122       154        265
35.  MFS Variable Trust Total Return Series......................    84       124       156        269
36.  MFS Variable Trust Utilities Series.........................    84       124       156        270

If you do not surrender your contract, or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return.

                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                   ------   -------   -------   --------
1.   AIM V.I. Capital Appreciation Fund..........................   $22      $ 68      $117       $251
2.   AIM V.I. Growth Fund........................................    22        68       117        251
3.   AIM V.I. International Equity Fund..........................    25        76       129        276
4.   AIM V.I. Value Fund.........................................    22        69       118        254
5.   Alliance Premier Growth Portfolio...........................    28        85       146        308
6.   Alliance Growth and Income Portfolio........................    25        76       129        276
7.   Alliance Growth Portfolio...................................    26        80       137        291
8.   Alliance Technology Portfolio...............................    27        83       141        299
9.   AFIS Global Small Capitalization Fund.......................    26        70       134        285
10.  AFIS Growth Fund............................................    21        65       112        242
11.  AFIS International Fund.....................................    23        72       123        264
12.  AFIS Growth-Income Fund.....................................    21        64       110        238
13.  Deutsche VIT Equity 500 Index Fund..........................    19        55        94        205
14.  Delaware Premium Growth and Income Series...................    22        68       116        249
15.  Delaware Premium High Yield Series..........................    22        68       116        250
16.  Delaware Premium Emerging Markets Series....................    23        72       123        264
17.  Delaware Premium REIT Series................................    23        72       123        264
18.  Delaware Premium Select Growth Series.......................    23        71       121        259
19.  Delaware Premium Small Cap Value Series.....................    23        72       123        264
20.  Delaware Premium Social Awareness Series....................    23        72       123        264
21.  Delaware Premium Trend Series...............................    23        71       122        261
22.  Fidelity VIP Equity-Income Portfolio........................    21        63       109        234
23.  Fidelity VIP Growth Portfolio...............................    21        56       113        244
24.  Fidelity VIP Overseas Portfolio.............................    24        74       126        270
25.  Fidelity VIP III Growth Opportunities Portfolio.............    22        67       115        247
26.  Franklin Small Cap Securities Fund..........................    26        79       134        286
27.  Franklin Mutual Shares Securities Fund......................    25        78       133        283
28.  Templeton Growth Securities Fund (formerly Global Growth)...    26        80       137        292
29.  Templeton International Securities Fund.....................    26        80       137        292
30.  Liberty Variable Trust Newport Tiger Fund...................    27        83       141        300
31.  Lincoln National Bond Fund..................................    20        62       107        230
32.  Lincoln National Money Market Fund..........................    21        64       110        237
33.  MFS Variable Trust Emerging Growth Series...................    23        72       123        263
34.  MFS Variable Trust Research Series..........................    24        72       124        265
35.  MFS Variable Trust Total Return Series......................    24        74       126        269
36.  MFS Variable Trust Utilities Series.........................    24        74       126        270

We provide these examples to help you understand the direct and indirect costs and expenses of the contract.

For more information, see Charges and other deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

SUMMARY

WHAT KIND OF CONTRACT AM I BUYING?

It is an individual annuity contract issued by LNY. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts.

WHAT IS THE VARIABLE ANNUITY ACCOUNT (VAA)?

It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. We allocate VAA assets to one or more SUBACCOUNTS, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See Variable annuity account (VAA).

WHAT ARE MY INVESTMENT CHOICES?

Based upon your instruction, the VAA applies premium payments to buy shares in one or more of the following investment options: AIM V.I. Growth Fund, AIM V.I. Value Equity Fund, AIM V.I. International Equity Fund, AIM V.I. Capital Appreciation Fund, Alliance Growth and Income Portfolio, Alliance Growth Portfolio, Alliance Technology Portfolio, Alliance Premier Growth Portfolio, AFIS Global Small Capitalization Fund, AFIS Growth Fund, AFIS International Fund, AFIS Growth-Income Fund, BT Equity 500 Index Fund, Delaware Premium Growth & Income Series, Delaware Premium High Yield Series, Delaware Premium REIT Series, Delaware Premium Emerging Markets Series, Delaware Premium Small Cap Value Series, Delaware Premium Trend Series, Delaware Premium Social Awareness Growth Series, Delaware Premium Select Growth Series, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP III Growth Opportunities Portfolio, Liberty Newport Tiger Fund, Lincoln National Money Market Fund, Lincoln National Bond Fund, MFS Emerging Growth Series, MFS Research Series, MFS Total Return Series, MFS Utilities Series, Franklin Small Cap Investments Fund, Franklin Mutual Shares Securities Fund, Templeton International Fund, Templeton Global Growth Fund.

HOW DOES THE CONTRACT WORK?

If we approve your application, we will send you a contract. When make PREMIUM PAYMENTS during the accumulation phase, you buy ACCUMULATION UNITS. If you later decide to receive retirement income payments, your ACCUMULATION UNITS are converted to ANNUITY UNITS. We base your retirement income payments on the number of ANNUITY UNITS you received and the value of each ANNUITY UNIT on payout days. See Charges and other deductions -- The contracts.

WHAT CHARGES DO I PAY?

If you withdraw from your ANNUITY ACCOUNT, you pay a surrender or withdrawal charge which may range from 0% to 6%, depending upon how many CONTRACT YEARS your premium payments have been in the contract. We may waive surrender charges in certain situations. See Charges and other deductions -- Surrender charge.

We reserve the right to charge a $10 fee for transfers over 12 times during any CONTRACT YEAR, excluding automatic dollar cost averaging and automatic rebalancing program transfers.

The surrender or transfer of value from a fixed account guaranteed period may be subject to a market value adjustment (MVA). See Fixed side of the contract.

We will deduct any applicable premium tax from PREMIUM PAYMENTS or ANNUITY ACCOUNT VALUE at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.40% to the daily net asset value of the VAA. This charge includes 0.15% as an administrative charge and 1.25% as a mortality and expense risk charge. See Charges and other deductions. We may waive these charges in certain situations.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the funds' Prospectuses.

WHAT PREMIUM PAYMENTS DO I MAKE, AND HOW OFTEN?

Subject to minimum and maximum PREMIUM PAYMENT AMOUNTS, your PREMIUM PAYMENTS are completely flexible. See The contracts -- premium payments.

HOW WILL MY ANNUITY PAYOUTS BE CALCULATED?

If you decide to annuitize, you may select an annuity option and start receiving retirement income payments from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts -- Annuity Options.

REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY LOSS IN THE VALUE OF THE SECURITIES IN THE FUNDS' PORTFOLIOS.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE?

Your BENEFICIARY will receive the greatest of the PREMIUM PAYMENTS, ANNUITY ACCOUNT VALUE or the highest ANNUITY ACCOUNT VALUE as of the most recent CONTRACT ANNIVERSARY occurring on or before the CONTRACTOWNER'S 80th birthday. Your BENEFICIARY has options as to how the DEATH BENEFIT is paid. See The contracts -- death benefit before the ANNUITY DATE.

MAY I TRANSFER CONTRACT VALUE AMONG VARIABLE OPTIONS AND BETWEEN THE FIXED SIDE AND VARIABLE SIDE OF THE CONTRACT?

Yes, with certain limits. See The contracts -- Transfers between SUBACCOUNTS on or before the ANNUITY DATE; Transfers after the ANNUITY DATE; and Transfers to and from a Fixed Account on or before the ANNUITY DATE.

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL?

Yes, subject to contract requirements and to restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts -- Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. In addition, if you decide to take a distribution before age 59-1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal may also be subject to 20% withholding. See Federal tax matters.

DO I GET A FREE LOOK AT THIS CONTRACT?

Yes. You can cancel the contract within ten days of the date you first received the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on PREMIUM PAYMENTS you allocate to the variable side of the contract. See Return privilege.

CONDENSED FINANCIAL INFORMATION FOR THE VARIABLE ANNUITY ACCOUNT

ACCUMULATION UNIT VALUES

No condensed financial information for the VAA is presented because as of December 31, 1999, the Account had not yet commenced operations.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of LNY as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999 may be found in the Statement of Additional Information. No financial statements are included for the VAA because as of December 31, 1999, the Account had not yet commenced operations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of LINCOLN LIFE. LINCOLN LIFE is one of the largest stock life insurance companies in the United States. LINCOLN LIFE, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

VARIABLE ANNUITY ACCOUNT (VAA)

On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA may be used to support other contracts offered by LNY in addition to the contracts described in this Prospectus.

INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT

You decide the SUBACCOUNT(S) to which you allocate PREMIUM PAYMENTS. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. Each fund is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds, subject to compliance with applicable law.

INVESTMENT ADVISORS

The investment advisors of the funds are:

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"), managed by A I M Advisors, Inc.

Alliance Variable Products Series Fund is managed by Alliance Capital Management, L.P.

American Funds Insurance Series is managed by Capital Research and Management Company.


Deutsche Asset Management VIT Funds (formerly the "BT Insurance Trust") managed by Bankers Trust Company.


Delaware Group Premium Fund Inc., ("Delaware Group"), managed by Delaware Management Company. The Social Awareness Series is sub-advised by Vantage Investment Advisors. The REIT Series is sub-advised by Lincoln Investment Management. The International and Emerging Markets are managed by Delaware International Advisers Ltd.

Variable Insurance Products Fund ("Fidelity VIP") and Variable Insurance Products Fund III ("Fidelity VIP III") managed by Fidelity Management & Research Company.

Franklin Templeton Variable Insurance Products Trust -- Franklin Small Cap is managed by Franklin Advisers, Inc.; Mutual Shares Securities is managed by Franklin Mutual Advisers, LLC; Templeton Growth Securities is managed by Templeton Global Advisors Limited; Templeton International Securities is managed by Templeton Investment Counsel, Inc.

Liberty Variable Investment Trust ("Liberty Variable Trust") managed by Liberty Advisory Series Corp., and sub-advised by Colonial Management Associates, Inc. and Newport Fund Management, Inc.

Lincoln National Bond Fund, Inc., and Lincoln National Money Market Fund, Inc., managed by Lincoln Investment Management, Inc.

MFS -- Variable Insurance Trust ("MFS Variable Trust") managed by Massachusetts Financial Services Company.

As compensation for their services to a fund, the investment advisors receive a fee from each fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund.

With respect to a fund, the advisor and/or distributor, or an affiliate thereof, may compensate LNY or an affiliate for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LNY or an affiliate.

The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of LNY and other life insurance companies (shared funding). The funds do not foresee any disadvantage to CONTRACTOWNERS arising out of mixed or shared funding. Nevertheless, the funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

DESCRIPTION OF THE FUNDS

Certain funds offered under this contract have similar investment objectives and policies to other portfolios managed by the advisor or sub-advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor or sub-advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor or sub-advisor.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the fund which accompanies or precedes this Prospectus. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

  1. AIM V.I. Growth Fund: Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

  2. AIM V.I. International Equity Fund: Seeks to provide long-term growth of capital by investing in a diversified portfolio of international equities whose issuers are considered to have strong earnings momentum.

  3. AIM V.I. Value Fund: Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to the current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

  4. AIM V.I. Capital Appreciation Fund: Seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies. The investment advisor will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies prospects' for future growth in earnings.

  5. Alliance Premier Growth Portfolio: Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

  6. Alliance Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.

  7. Alliance Growth Portfolio: Seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

  8. Alliance Technology Portfolio: Emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

  9. AFIS Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

  10. AFIS Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

  11. AFIS International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

  12. AFIS Growth and Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

  13. Deutsche VIT Equity 500 Index Funds: Seeks to match the performance of the stock market as represented by Standard & Poor's 500-Registered Trademark-Index, before fund expenses.

  14. Delaware Premium Growth and Income Series: Seeks the highest possible total return by investing in stocks that exhibit the potential for growth while providing higher than average dividend income.

  15. Delaware Premium High Yield Series: Seeks total return and, as a secondary objective, a high current income. The Series invests in rated and unrated corporate bonds (including high-risk, high-yield bonds commonly known as junk bonds), foreign bonds, U.S. government securities and commercial paper. An investment in this series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

  16. Delaware Premium Emerging Markets Series: Seeks long-term growth by investing primarily in stocks of companies located or operating in emerging or developing countries.

  17. Delaware Premium Select Growth Series: Seeks long-term capital appreciation by primarily investing in common stocks of companies that have the potential for high earnings growth. Companies of any size are considered, as long as they are larger than $300 million in market capitalization.

  18. Delaware Premium REIT Series: Seeks to achieve maximum long-term total return by investing primarily in the securities of real estate investment trusts and real estate operating companies.

  19. Delaware Premium Small Cap Value Series: Seeks growth by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

  20. Delaware Premium Trend Series: Seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.

  21. Delaware Premium Aggressive Growth Series: Seeks long-term capital appreciation by primarily investing in common stocks of companies that have the potential for high earnings growth. Companies of any size are considered, as long as they are larger than $300 million in market capitalization.

  22. Fidelity VIP Equity-Income Portfolio: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

  23. Fidelity VIP Growth Portfolio: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.

  24. Fidelity VIP Overseas Portfolio: Seeks long-term growth of capital by investing primarily in foreign securities.

  25. Fidelity VIP III Growth Opportunities Portfolio: Seeks capital growth by investing primarily in common stocks.

  26. Franklin Small Cap Securities Fund: Seeks long-term capital growth by investing in equity securities of U.S. small cap growth companies. Small cap companies are generally those with market cap values of less than $1.5 billion at time of purchase.

  27. Franklin Mutual Shares Securities Fund: Seeks capital appreciation with income as a secondary goal. It invests in equity securities of companies that the manager believes are available at market prices less than their actual value on certain recognized or objective criteria.

  28. Liberty Newport Tiger Fund: Seeks long-term capital growth by investing primarily in the stocks of high quality international companies located in the nine "Tigers" of Asia: Hong Kong, China, Singapore, Malaysia, Thailand, Indonesia, the Philippines, South Korea and Taiwan.

  29. Lincoln National Bond Fund: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

  30. Lincoln National Money Market Fund: Seeks maximum current income consistent with the preservation of capital. The fund invests in short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.

  31. MFS Emerging Growth Series: Seeks to provide long-term growth by investing primarily in the common stocks of companies the managers believe are in the early stages of their life cycle but which have the potential to become major enterprises.

  32. MFS Research Series: Seeks long-term growth and future income by investing primarily in equity companies believed to possess better than average prospects for long-term growth. A committee of investment research analysts selects the securities for the fund, with individual analysts responsible for choosing securities within an assigned industry.

  33. MFS Total Return Series: Seeks to provide above-average income consistent with the prudent employment of capital and to provide a reasonable opportunity for capital growth and income. The fund invests in a broad range of securities, including short-term obligations, and may be diversified not only by company and industry, but also by security type.

  34. MFS Utilities Series: Seeks capital growth and current income by investing the majority of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

  35. Templeton International Securities Fund: Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Any income realized will be incidental.

  36. Templeton Growth Securities Fund: Seeks long-term capital growth. It invests primarily in equity securities issued by companies, large and small, in various nations throughout the world, including the United States and emerging markets.

FUND SHARES

We will purchase shares of the funds at net asset value and direct them to the appropriate SUBACCOUNTS of the VAA. We will redeem sufficient shares of the appropriate funds to pay ANNUITY PAYOUTS, DEATH BENEFITS, surrender/ withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one SUBACCOUNT to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various CONTRACTOWNERS participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to LNY, and may be sold to other insurance companies, for investment of the assets of the SUBACCOUNTS established by those insurance companies to fund variable annuity and variable life insurance contracts.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to CONTRACTOWNERS as additional units, but are reflected as changes in unit values.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

WE RESERVE THE RIGHT, WITHIN THE LAW, TO MAKE ADDITIONS, DELETIONS AND SUSTITUTIONS FOR THE FUNDS IN WHICH THE VAA PARTICIPATES. We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract. We cannot substitute shares of one fund for another without the approval by the SEC. We will also notify you.

CHARGES AND OTHER DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, account rebalancing and automatic withdrawal services), maintaining records, administering ANNUITY PAYOUTS, furnishing accounting and valuation services (including the calculation and monitoring of daily SUBACCOUNT values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that ANNUITANTS receiving ANNUITY PAYOUTS under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that more owners than expected will qualify for waivers of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from the contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us.


DEDUCTIONS FROM THE VAA FOR LINCOLN CHOICEPLUS-SM-

We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% of the average daily net assets. The charge consists of a 0.15% administrative charge and a 1.25% mortality and expense risk charge.

SURRENDER CHARGE
A surrender charge applies (except as described below) to surrenders and withdrawals of PREMIUM PAYMENTS that have been invested for the periods indicated as follows:

                       Number of complete CONTRACT YEARS that a
                       PREMIUM PAYMENT has been invested
---------------------------------------------------------------
                       Less than       At least
                       One year        1 2 3 4 5 6 7+
Surrender charge as a
  percentage of the
  PREMIUM PAYMENTS
  surrendered or
  withdrawn            6%              6 5 4 3 2 1 0

A surrender charge does not apply to:

  1. A surrender or withdrawal of PREMIUM PAYMENTS that have been invested for more than seven full CONTRACT YEARS;

  2. Withdrawals of ANNUITY ACCOUNT VALUE during a CONTRACT YEAR to the extent that the total ANNUITY ACCOUNT VALUE withdrawn during the current contract year does not exceed 15% of PREMIUM PAYMENTS;

  3. Electing an annuity option available within the contract;

  4. The surviving spouse's assuming ownership of the contract as a result of the death of the original owner;

  5. A surrender amount equal to a maximum of 75% of the ANNUITY ACCOUNT VALUE as a result of 180 days of continuous confinement of the CONTRACTOWNER in an accredited nursing home or equivalent health care facility subsequent to the effective date of the contract;

  6. A surrender of the contract as a result of the death of the CONTRACTOWNER, JOINT OWNER OR ANNUITANT. However, the surrender charge is not waived as a result of the death of an ANNUITANT who is not the CONTRACTOWNER.

For purposes of calculating the surrender charge on withdrawals on contracts where the CONTRACTOWNER is not a Charitable Remainder Trust, LNY assumes that:

a. the FREE AMOUNT will be withdrawn from PURCHASE PAYMENTS on a "first in-first out (FIFO)" basis.

b. Prior to the seventh anniversary of the contract, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

  1. from PURCHASE PAYMENTS (on a FIFO basis) until exhausted; then

  2. from earnings.

c. On or after the seventh anniversary of the contract, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

  1. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2. from earnings until exhausted; then

  3. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge still applies.

For purposes of calculating the surrender charge on withdrawals on contracts where the CONTRACTOWNER is a Charitable Remainder Trust, LNY assumes that:

a. the FREE AMOUNT will be withdrawn from PURCHASE PAYMENTS on a FIFO basis.

b. Any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

  1. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2. from earnings until exhausted; then

  3. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge still applies.

The surrender charge is calculated separately for each CONTRACT YEAR'S PURCHASE PAYMENTS to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when CONTRACTOWNERS surrender or withdraw before distribution costs have been recovered.

If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the ANNUITANT or joint annuitant will be considered the CONTRACTOWNER or joint owner for purposes of determining when a surrender charge does not apply.

TRANSFER FEE

We reserve the right to impose a $10 fee for transfers over 12 times during any CONTRACT YEAR. Automatic dollar cost averaging and automatic rebalancing transfers are not included in the limit of twelve transfers.

RIDER CHARGES

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.

DEDUCTIONS FOR PREMIUM TAXES

Any premium tax or other tax levied by any government entity with respect to the contracts will be deducted from the ANNUITY ACCOUNT VALUE when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from 0% to 3.5%.

OTHER CHARGES AND DEDUCTIONS

Deductions from and expenses paid out of the assets of each underlying fund are more fully described in the Prospectus for each fund.

ADDITIONAL INFORMATION

We may reduce or eliminate the administrative and surrender charges and the account fees described previously for any particular contract. However, we will do so only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges.

THE CONTRACTS

PURCHASE OF CONTRACTS

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. We review the completed application and decide whether to accept or reject it. If we accept it, a CONTRACT is prepared and executed by our legally authorized officers. We then send the CONTRACT to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received, an initial PREMIUM PAYMENT will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial PREMIUM PAYMENT for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the PREMIUM PAYMENT will be returned immediately. Once the application is complete, the initial PREMIUM PAYMENT must be priced within two business days.

WHO CAN INVEST?

To apply for a contract, you must be of legal age in New York where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The CONTRACTOWNER cannot be older than age 89 at the time of application. The maximum annuitization age is 90.

PREMIUM PAYMENTS

PREMIUM PAYMENTS are payable to us at a frequency and in an amount selected by you in the application. The minimum initial PREMIUM PAYMENT is $10,000 for nonqualified contracts and Section 403(b) transfers/rollovers to IRAs; and $2,000 for other qualified contracts. The minimum annual amount for additional PREMIUM PAYMENTS for nonqualified and qualified contracts is $25 if transmitted electronically; otherwise the minimum amount is $100. There is no set maximum for additional PREMIUM PAYMENTS. However, PREMIUM PAYMENTS in excess of $1,000,000 require pre-approval by LNY. LNY also reserves the right to limit aggregate premium payments to $2,000,000. If you stop making PREMIUM PAYMENTS for three consecutive years, and the ANNUITY ACCOUNT VALUE decreases to less than $2,000, we may terminate the contract as allowed by New York non-forfeiture law for deferred annuities and pay the CONTRACTOWNER an adjusted ANNUITY ACCOUNT VALUE.

We will notify the CONTRACTOWNER at least 30 days in advance of the intended action. During the notification period, the CONTRACTOWNER may make additional PREMIUM PAYMENTS to meet the minimum value requirements and to avoid cancellation of the contract.

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VALUATION DATE

ACCUMULATION and ANNUITY units will be valued once daily at the close of trading (currently) 4:00 p.m., New York time) on each day the New York Stock Exchange is open (VALUATION DATE). On any date other than a VALUATION DATE, the ACCUMULATION UNIT value and the ANNUITY UNIT value will not change.

ALLOCATION OF PREMIUM PAYMENTS

PREMIUM PAYMENTS are placed, according to your instructions into either (a) one or more fixed account(s), or (b) one or more of the VAA'S SUBACCOUNTS, each of which invests in shares of its corresponding fund.

The minimum amount of any PREMIUM PAYMENT that can be put into any one variable SUBACCOUNT is $50, or $2,000 for a fixed account. No allocation can be made that would result in a variable SUBACCOUNT of less than $50, or that would result in a fixed account of less than $2,000. Upon allocation to a VAA SUBACCOUNT, PREMIUM PAYMENTS are converted into ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount allocated to each SUBACCOUNT by the value of an ACCUMULATION UNIT for that SUBACCOUNT on the VALUATION DATE on which the PREMIUM PAYMENT is received at our servicing office if received before 4:00 p.m., New York time. If the PREMIUM PAYMENT is received at or after 4:00 p.m., New York time, we will use the ACCUMULATION UNIT value computed on the next VALUATION DATE. The number of ACCUMULATION UNITS determined in this way is not changed by any subsequent change in the value of an ACCUMULATION UNIT. However, the dollar value of an ACCUMULATION UNIT will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

VALUATION OF ACCUMULATION UNITS

PREMIUM PAYMENTS allocated to the VAA are converted into ACCUMULATION UNITS. This is done by dividing each PREMIUM PAYMENT by the value of an ACCUMULATION UNIT for the VALUATION PERIOD during which the PREMIUM PAYMENT is allocated to the VAA. The ACCUMULATION UNIT value for each SUBACCOUNT was or will be established at the inception of the SUBACCOUNT. It may increase or decrease from VALUATION PERIOD to VALUATION PERIOD. The ACCUMULATION UNIT value for a SUBACCOUNT for a later VALUATION PERIOD is determined as follows:

(1) The total value of the fund shares held in the SUBACCOUNT is calculated by multiplying the number of fund shares owned by the SUBACCOUNT at the beginning of the VALUATION PERIOD by the net asset value per share of the fund at the end of the VALUATION PERIOD, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the VALUATION PERIOD; minus

(2) The liabilities of the SUBACCOUNT at the end of the valuation period; these liabilities include daily charges imposed on the SUBACCOUNT, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of SUBACCOUNT units outstanding at the beginning of the valuation period.

The charges imposed on a SUBACCOUNT for any VALUATION PERIOD are equal to the sum of the daily mortality and expense risk charge and the daily administrative charge, multiplied by the number of calendar days in the VALUATION PERIOD.

TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY DATE

You may transfer all or a portion of your investment from one SUBACCOUNT to another. A transfer involves the surrender of ACCUMULATION UNITS in one SUBACCOUNT and the purchase of ACCUMULATION UNITS in the other SUBACCOUNT. A transfer will be done using the respective ACCUMULATION UNIT values determined at the end of the VALUATION DATE on which the transfer request is received. We reserve the right to impose a $10 fee for transfers after the first 12 times during a CONTRACT YEAR.

The minimum amount that may be transferred between subaccounts is $100 per SUBACCOUNT. If the transfer from a SUBACCOUNT would leave you with less than $50 in the SUBACCOUNT, we may transfer the entire balance of the SUBACCOUNT. Transfers will also be subject to any restrictions that may be imposed by the funds themselves.

A transfer request may be made in writing to our Servicing Office.

When thinking about a transfer of ANNUITY ACCOUNT VALUE, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. LNY may refuse to permit more than twelve transfers in any year and may modify the transfer provisions of the contract. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the sub-accounts, and should LNY become aware of such disruptive practices, LNY may refuse to permit more than 12 transfers in any year and may modify the transfer provisions of the contract.

We may delay transfer as permitted by the 1940 Act.

TRANSFERS TO AND FROM A FIXED ACCOUNT ON OR BEFORE THE ANNUITY DATE

You may transfer all or any part of the ANNUITY ACCOUNT VALUE from the SUBACCOUNT(S) to the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the

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SUBACCOUNT if less than $2,000. However, if a transfer from a SUBACCOUNT would leave you with less than $50 in the SUBACCOUNT, we may transfer the total amount to the fixed side of the contract.

You may also transfer all or any part of the ANNUITY ACCOUNT VALUE from a fixed account to the various SUBACCOUNT(S) subject to the following restrictions:
(1) the sum of the percentages of a fixed account transferred is limited to 15% of the value of that fixed account in any contract year and, (2) the minimum amount transferred is $2,000 (or the amount in the fixed account, if less).

Currently, there is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers in excess of 12 times per contract year. Transfers of all or a portion of a fixed account (other than dollar cost averaging) may be subject to a MVA.

We may delay transfer as permitted by the 1940 Act.

TRANSFERS AFTER THE ANNUITY DATE

You may transfer all or a portion of your investment in one SUBACCOUNT to another SUBACCOUNT in the VAA or to the fixed side of the contract. Those transfers will be limited to three times per CONTRACT YEAR. Currently, there is no charge for those transfers. However, we reserve the right to impose a charge. NO TRANSFERS ARE ALLOWED FROM THE FIXED SIDE OF THE CONTRACT TO THE SUBACCOUNTS.

DEATH BENEFIT BEFORE THE ANNUITY DATE

You may designate a BENEFICIARY during your lifetime and change the BENEFICIARY by filing a written request with our Servicing Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of BENEFICIARY.

If you die before the annuity date, the DEATH BENEFIT will be equal to the greatest of: the VALUE for the valuation period during which the death benefit election becomes effective; the sum of all PREMIUM PAYMENTS less the sum of all withdrawals; or the highest ANNUITY ACCOUNT VALUE as of any contract anniversary occurring on or before the CONTRACTOWNER'S 80th birthday, adjusted for any subsequent PREMIUM PAYMENTS, withdrawals and charges made since the contract anniversary.

On or after your 89th birthday, the amount of any DEATH BENEFIT will be the greater of: the ANNUITY ACCOUNT VALUE for the valuation period during which the death benefit election becomes effective; or the sum of all PREMIUM PAYMENTS less the sum of all withdrawals.

The amount of the DEATH BENEFIT will be determined as of the date on which we receive all of the following requirements: (1) proof, satisfactory to us, of the death of the CONTRACTOWNER; (2) written election of a method of settlement; and
(3) our receipt of any other required claim forms, fully completed.

Unless you have already selected a settlement option, the BENEFICIARY may elect to receive payment of the DEATH BENEFIT either in the form of a lump settlement or an annuity payout.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to laws and regulations governing payment of DEATH BENEFITS. If an election has not been made by the end of a 60-day period, a lump sum settlement will be made to the BENEFICIARY at that time. This payment may be postponed as permitted by the 1940 Act.

We will follow the applicable laws and regulations governing payment of DEATH BENEFITS.

Unless otherwise provided in the BENEFICIARY designation, one of the following procedures will take place on the death of a BENEFICIARY.

1. The interest of any BENEFICIARY who dies before the CONTRACTOWNER will go to any other BENEFICIARIES named, according to their respective interests (there are no restrictions on the BENEFICIARY'S use of the proceeds); and/ or

2. If no BENEFICIARY survives the CONTRACTOWNER, the proceeds will be paid to the CONTRACTOWNER'S estate.

The DEATH BENEFIT payable to the BENEFICIARY must be distributed within five years after the contractowner dies unless the BENEFICIARY begins receiving it within one year of the CONTRACTOWNER'S death in the form of a life annuity over an annuity for a designated period not extending beyond the BENEFICIARY'S life expectancy. This payment may be postponed as permitted by the 1940 Act.

If the BENEFICIARY is the spouse of the CONTRACTOWNER, then the spouse may elect to continue as owner. If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the CONTRACTOWNER and the above distribution rules will apply.

DEATH OF ANNUITANT

If the ANNUITANT dies before the ANNUITY DATE, and the annuitant is not the CONTRACTOWNER, then the CONTRACTOWNER (if a natural person) may select a new ANNUITANT. The CONTRACTOWNER will become the new ANNUITANT until a new person has been selected. If the CONTRACTOWNER is not a natural person, then the death benefit will be based on the ANNUITANT and will be paid upon due proof of the ANNUITANT'S death.

If the ANNUITANT dies after the ANNUITY DATE, the death benefit, if any, will be paid based on the annuity option selected. LNY will require proof of the ANNUITANT'S death. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of

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the ANNUITANT'S death (or surviving ANNUITANT'S death in the case of a joint life annuity) will be paid to your BENEFICIARY as payouts become due.

SURRENDERS AND WITHDRAWALS

Before the ANNUITY DATE, we will allow the surrender of the contract or a withdrawal of the ANNUITY ACCOUNT upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the ANNUITY DATE depend upon the annuity option you select.

The amount available upon the surrender/withdrawal is the cash surrender value (ANNUITY ACCOUNT, plus or minus any market value adjustment, less any applicable surrender charges, account fees and premium tax charges) at the end of the VALUATION PERIOD during which the written request for surrender/withdrawal is received at our Servicing Office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all SUBACCOUNTS within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total ANNUITY ACCOUNT. As long as surrender charges apply, the maximum amount which can be withdrawn is 15% of your PREMIUM PAYMENTS per contract year without incurring any surrender charges and the remaining ANNUITY ACCOUNT VALUE must be at least $1,000. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

We may terminate the contract, if your PREMIUM PAYMENT frequency or your ANNUITY ACCOUNT VALUE falls below New York's minimum standards.

DELAY OF PAYMENTS

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect CONTRACTOWNERS.

REINVESTMENT PRIVILEGE

You may, only once, elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit the surrender/withdrawal charges previously deducted. You must make this election within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. You must represent that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of ACCUMULATION UNITS which will be credited when the proceeds are reinvested will be based on the value of the ACCUMULATION UNIT(S) on the next VALUATION DATE. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may use the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.

AMENDMENT OF CONTRACT

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. Any changes are subject to prior approval by the New York Superintendent of Insurance. You will be notified in writing of any changes, modifications or waivers.

COMMISSIONS

The commissions paid to dealers are a maximum of 7.0% of each PREMIUM PAYMENT. In some instances, commissions on deposits may be lowered by as much as 2.50% and replaced by a commission of up to .65% of annual ANNUITY ACCOUNT VALUES. LNY will incur all other promotional or distribution expenses associated with the marketing of the contracts. These commissions are not deducted from PREMIUM PAYMENTS or ANNUITY ACCOUNT VALUE, they are paid by us.

OWNERSHIP

The Owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitants(s) will be the owner. The owner may name a Joint Owner. Joint owner(s) shall be treated as having equal, individed interests in the contract, including rights of survivorship. Either joint owner, independently of the other, may exercise any ownership rights in the contract.

As CONTRACTOWNER, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all CONTRACTOWNERS and their designated BENEFICIARIES; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified CONTRACTS may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act of 1974 (ERISA) and upon written notification to us. Non-qualified CONTRACTS may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. An assignment affects the death benefit calculated under the contract. Consult your tax advisor about the tax consequences of an assignment.

For non-qualified contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes.

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Income on the contract is treated as ordinary income received by the owner during the taxable year. But in accordance with Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

CONTRACTOWNER QUESTIONS

The obligations to purchasers under the contracts are those of LNY. Questions about your contract should be directed to us at 1-888-868-2583.

ANNUITY PAYOUTS

When you apply for a contract, you may select any ANNUITY DATE permitted by law which must be on or before the CONTRACTOWNER'S 90th birthday. (PLEASE NOTE THE FOLLOWING EXCEPTION: Contracts issued under qualified employee pension and profit-sharing trusts [described in the Section 401(a) and tax exempt under
Section 501(a) of the tax code] and qualified annuity plans [described in
Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified.)

The contract provides optional forms of payouts of annuities (annuity options), which are payable on a variable basis, fixed basis or a combination of both as you specify. The contract provides that all or part of the ANNUITY ACCOUNT VALUE may be used to purchase an annuity. You may elect ANNUITY PAYOUTS in monthly, quarterly, semiannual or annual installments. If the payouts from any SUBACCOUNT would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

ANNUITY OPTIONS

CONTRACT CALLS THIS "SETTLEMENT OPTIONS"

LIFE ANNUITY. A periodic payout during the lifetime of the ANNUITANT and ends with the last payout before the death of the ANNUITANT. This option offers the highest periodic payout since there is no guarantee of a minimum number of payments or provision for a DEATH BENEFIT for BENEFICIARIES. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYMENTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYMENT; ONLY ONE PAYMENT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYMENT, AND SO ON.

LIFE ANNUITY WITH GUARANTEED PERIOD. Guaranteed periodic payouts during a designated period, usually 10 or 20 years, which then continue throughout the lifetime of the ANNUITANT. The guarantee period is selected by the CONTRACTOWNER.

JOINT LIFE ANNUITY. A periodic payout during the joint lifetime of the ANNUITANT and a joint ANNUITANT until the survivor of them dies.

JOINT LIFE AND TWO-THIRDS SURVIVOR ANNUITY. A periodic payout during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. When one of the joint ANNUITANTS dies, the survivor receives two-thirds of the periodic payout made when both were alive.

JOINT LIFE ANNUITY WITH GUARANTEED PERIOD. Guaranteed periodic payouts during a period, usually 10 or 20 years, which continue during the joint lifetime of the ANNUITANT and a joint ANNUITANT until the survivor of them dies. The payout continues during the lifetime of the survivor. The designated period is elected by the CONTRACTOWNER.

JOINT LIFE AND TWO-THIRDS SURVIVOR ANNUITY WITH GUARANTEED PERIOD. A periodic payout during the joint lifetime of the ANNUITANT and a joint ANNUITANT. When one of the joint ANNUITANTS dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the ANNUITANTS die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

LIFE ANNUITY WITH UNIT REFUND. VARIABLE ANNUITY benefit payments that will be made for the lifetime of the ANNUITANT with the guarantee that upon death, should (a) the number of ANNUITY UNITS purchased, as determined by dividing the total dollar amount applied to purchase this option by the ANNUITY UNIT VALUE at the ANNUITY DATE be greater than (b) the number of ANNUITY UNITS paid in each variable annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the number of ANNUITY UNITS determined by (a) minus (b) will be made. The refund payment value will be determined using the ANNUITY UNIT VALUE on the date the death claim is approved by us and payment is made after LNY is in receipt of: (1) proof, satisfactory to LNY, of the death; (2) written authorization for payment; and
(3) all claim forms, fully completed.

LIFE ANNUITY WITH CASH REFUND. Fixed ANNUITY benefit payments that will be made for the lifetime of the ANNUITANT with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than
(b) the fixed annuity benefit payment multiplied by the number of ANNUITY benefit payments paid prior to death, then a refund payment

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equal to the dollar amount of (a) minus (b) will be made after LNY is in receipt of: (1) proof, satisfactory to LNY, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.

GENERAL INFORMATION

Under the options listed above, you may not make withdrawals. We may make available other options, with or without withdrawal features. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the Code, if applicable. We will assess the mortality and expense risk charge and the charge for administrative services on all variable ANNUITY PAYOUTS, including options that do not have a life contingency and therefore no mortality risk.

The ANNUITY DATE must be on or before the CONTRACTOWNER'S 90th birthday. You may change the ANNUITY DATE, change the annuity option or change the allocation of the investment among SUBACCOUNTS up to 30 days before the scheduled ANNUITY DATE, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. If you have not already chosen an annuity payout option, the BENEFICIARY of the death benefit may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with ANNUITY PAYOUTS guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the ANNUITANT'S death (or surviving ANNUITANT'S death in case of joint life annuity) will be paid to your BENEFICIARY as payouts become due.

VARIABLE ANNUITY PAYOUTS

Variable ANNUITY PAYOUTS will be determined using:

  1.  The ANNUITY ACCOUNT VALUE on the ANNUITY DATE;

  2.  The annuity purchase rate tables contained in the contract;

  3.  The annuity option selected; and

  4.  The investment performance of the fund(s) selected.

To determine the amount of variable payouts, we make this calculation:

  1.  Determine the dollar amount of the first periodic payout; then

  2. Credit the contract with a fixed number of ANNUITY UNITS equal to the first periodic payout divided by the ANNUITY UNIT value; and

  3.  Calculate the value of the ANNUITY UNITS each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each variable payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the variable annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity variable payouts will decrease. There is a more complete explanation of this calculation in the SAI.

FIXED SIDE OF THE CONTRACT

PREMIUM PAYMENTS allocated to the fixed side of the contract become part of LNY'S general account, and DO NOT participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department.

In reliance on certain exemptions, exclusions and rules, LNY has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

GUARANTEED PERIODS

The owner may allocate PREMIUM PAYMENTS to one or more fixed accounts with guaranteed periods of 1, 3, 5, 7, or 10 years. LNY may offer a fixed account for a period of less than one year for the purpose of dollar cost averaging. Each PREMIUM PAYMENT allocated to a fixed account will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed account. A fixed account guarantee period ends on the date after the number of calendar years in the fixed account's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the compound annual rate determined on the first day of the fixed

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account guaranteed period. Amounts transferred or withdrawn from a fixed account prior to the end of the guaranteed period will be subject to the MVA. Each guaranteed period PREMIUM PAYMENT amount will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed account may be subject to any applicable surrender charges, account fees or premium taxes.

LNY will notify the CONTRACTOWNER in writing at least 15 but not more than 45 days prior to the expiration date for any guaranteed period amount. A new fixed account guaranteed period of the same duration as the previous fixed account guaranteed period will begin automatically at the end of the previous guaranteed period, unless LNY receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed account or to a variable subaccount from among those being offered by LNY. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per CONTRACT YEAR or the additional fixed account transfer restrictions.

MARKET VALUE ADJUSTMENT

Any surrender or transfer of a fixed account guaranteed period amount before the end of the guaranteed period (other than Dollar Cost Averaging transfers) will be subject to a market value adjustment (MVA). A surrender or transfer effective upon the expiration date of the guaranteed period will not be subject to an MVA. The MVA will be added to the amount being surrendered or transferred. The MVA will be added after the deduction of any applicable account fees and before any applicable surrender or transfer charges. In general, the MVA reflects the relationship between the index rate in effect at the time a PREMIUM PAYMENT is allocated to a fixed account's guaranteed period under the contract and the index rate in effect at the time of the PREMIUM PAYMENT'S surrender or transfer. It also reflects the time remaining in the fixed account's guaranteed period. If the index rate at the time of the surrender or transfer is lower than the index rate at the time the PREMIUM PAYMENT was allocated, then the addition of the MVA will generally result in a higher payment at the time of the surrender or transfer. Similarly, if the index rate at the time of surrender or transfer is higher than the index rate at the time of the allocation of the PURCHASE PAYMENT, then the application of the MVA will generally result in a lower payment at the time of the surrender or transfer.

The amount of the MVA is calculated by multiplying the dollar amount of the cash withdrawal or transfer by the following amount:

1 subtracted from the result of (1 + a)TO THE POWER OF n divided by (1 + b)TO THE POWER OF n , where:

a = The yield rate for a Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

b = The yield rate for a Treasury security with time to maturity equal to Guaranteed Period, determined at the time of transfer or withdrawal plus, if yield rates "a" and "b" differ by more than 0.25%, 0.25%. This adjustment builds into the formula a factor representing direct and indirect costs to LNY associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. As used herein "The yield rate for a Treasury security" means the applicable yield rate for United States Treasury Bonds, Notes or Bills as published in the Wall Street Journal. If such yields are no longer published, the Company will substitute an appropriate index of publicly traded obligations subject to approval by the Superintendent of Insurance of the State of New York. Straight-line interpolation is used for periods to maturity not quoted.

n = The number of years, including fractional years, remaining in the Guaranteed Period (e.g. 1 year and 73 days = 1 + (73 divided by 365) =
      1.2 years)

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to a MVA (see Market value adjustment below) and Charges and other deductions -- Surrender charge. The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to a fixed account plus interest of 3.0% per year, less surrender charges and account fees, if any.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LNY'S SOLE DISCRETION, CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

FEDERAL TAX MATTERS

INTRODUCTION

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NONQUALIFIED ANNUITIES

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax law, such as an IRA.

TAX DEFERRAL ON EARNINGS

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

- An individual must own the contract (or the tax law must treat the contract as owned by an individual).

- The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

- Your right to choose particular investments for a contract must be limited.

- The ANNUITY DATE must not occur near the end of the ANNUITANT'S life expectancy.

CONTRACTS NOT OWNED BY AN INDIVIDUAL

If a contract is owned by an entity (rather than an individual), the tax law generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax law treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

INVESTMENTS IN THE VAA MUST BE DIVERSIFIED

For a contract to be treated as an annuity for Federal Income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the CONTRACT VALUE over the contract PREMIUM PAYMENTS. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

RESTRICTIONS

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate ANNUITY ACCOUNT VALUES among the SUBACCOUNTS may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

AGE AT WHICH ANNUITY PAYOUTS BEGIN

Federal income tax rules do not expressly identify a particular age by which ANNUITY PAYOUTS must begin. However, those rules do require that the annuity contract provide for amortization, through ANNUITY PAYOUTS, of the contract's PREMIUM PAYMENTS and earnings. If ANNUITY PAYOUTS under the contract begin or are scheduled to begin on a date past the ANNUITANT'S 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the excess of the ANNUITY ACCOUNT VALUE over the PREMIUM PAYMENTS of the contract.

TAX TREATMENT OF PAYMENTS

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your ANNUITY ACCOUNT VALUE until there is a distribution from your contract.

TAXATION OF WITHDRAWALS AND SURRENDERS

You will pay tax on withdrawals to the extent your ANNUITY ACCOUNT VALUE exceeds your PREMIUM PAYMENTS in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your PREMIUM PAYMENTS. In certain circumstances, your PREMIUM PAYMENTS are reduced by amounts received from your contract that were not included in income.

TAXATION OF ANNUITY PAYOUTS

The tax law imposes tax on a portion of each ANNUITY PAYOUT (at ordinary income tax rates) and treats a portion as a nontaxable return of your PREMIUM PAYMENTS in the contract. We will notify you annually of the taxable amount of your ANNUITY PAYOUT. Once you have recovered the total amount of the PREMIUM PAYMENTS in the contract, you will pay tax on the full amount of your ANNUITY PAYOUTS. If ANNUITY PAYOUTS end because of the ANNUITANT'S death and before the total amount of the PREMIUM PAYMENTS in the contract has been received, the amount not received generally will be deductible.

TAXATION OF DEATH BENEFITS

We may distribute amounts from your contract because of the death of a CONTRACTOWNER or an ANNUITANT. The tax treatment of these amounts depends on whether you or the ANNUITANT dies before or after the ANNUITY DATE.

- Death prior to the ANNUITY DATE

    - If the beneficiary receives DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as ANNUITY PAYOUTS.

    - If the BENEFICIARY does not receive DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as a withdrawal.

- Death after the ANNUITY DATE

    - If DEATH BENEFITS are received in accordance with the existing ANNUITY PAYOUT option, they are excludible from income if they do not exceed the PURCHASE PAYMENTS not yet distributed from the contract. All ANNUITY PAYOUTS in excess of the PURCHASE PAYMENTS not previously received are included in income.

    - If DEATH BENEFITS are received in a lump sum, the tax law imposes tax on the amount of DEATH BENEFITS which exceeds the amount of PREMIUM PAYMENTS not previously received.

PENALTY TAXES PAYABLE ON WITHDRAWALS, SURRENDERS OR ANNUITY PAYOUTS

The tax law may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders or ANNUITY PAYOUTS that:

- You receive on or after you reach age 59 1/2,

- You receive because you became disabled (as defined in the tax law),

- A beneficiary receives on or after your death, or

- You receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE ANNUITY CONTRACT

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an ANNUITY PAYOUT, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year the tax law treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an ANNUITY PAYOUT that you must include in income and the amount that might be subject to the penalty tax described above.

LOANS AND ASSIGNMENTS

Except for certain qualified contracts, the tax law treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your ANNUITY ACCOUNT VALUE, as a withdrawal of such amount or portion.

GIFTING A CONTRACT

If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value to the extent that it exceeds your PREMIUM PAYMENTS not previously received, the new owner's PREMIUM PAYMENTS in the contract would then be increased to reflect the amount included in your income.

LOSS OF INTEREST DEDUCTION

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the ANNUITY ACCOUNT VALUE. Entities that are considering purchasing a contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax advisor.

QUALIFIED RETIREMENT PLANS

We have also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax law. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts". We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of qualified plans. Persons planning to buy the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

TYPES OF QUALIFIED CONTRACTS AND TERMS OF CONTRACTS

Currently, we issue contracts in connection with the following types of qualified plans:

- Individual Retirement Accounts and Annuities
  ("Traditional IRAs")

Subject to the approval of the New York Superintendent of Insurance, we intend to make available contracts in connection with the following types of qualified plans:

- Roth IRAs

- Public school system and tax-exempt organization annuity plans ("403(b) plans")

We may in the future issue contracts in connection with the following types of qualified plans:

- Simplified Employee Pensions ("SEPs")

- Savings Incentive Matched Plan for Employees
  ("Simple 401(k) plans")

- Qualified corporate employee pension and profit sharing plans ("401(a)") and qualified annuity plans ("403(a) plans")

- Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

- Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans")

We may issue contracts for use with other types of qualified plans in the future.

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

TAX TREATMENT OF QUALIFIED CONTRACTS

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

- Federal tax rules limit the amount of PREMIUM PAYMENTS that can be made and the tax deduction or exclusion that may be allowed for the PREMIUM PAYMENTS. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

- Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the ANNUITANT must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

- Loans are allowed under certain types of qualified plans, but Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan duration, and the manner of repayment. Your contract or plan may not permit loans.

TAX TREATMENT OF PAYMENTS

Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include PREMIUM PAYMENTS that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for PREMIUM PAYMENTS. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS

The tax law may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax law does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or ANNUITY PAYOUT:

- received on or after the annuitant reaches age 59 1/2,

- received on or after the ANNUITANT'S death or because of the ANNUITANT'S disability (as defined in the tax law),

- received as a series of substantially equal periodic payments for the ANNUITANT'S life or (life expectancy), or

- received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

TRANSFERS AND DIRECT ROLLOVERS

In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should always be consulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the recipient with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or ANNUITY PAYOUT is requested, we will give the recipient an explanation of the withholding requirements.

TAX STATUS OF LINCOLN NEW YORK

Under existing Federal income tax laws, LNY does not pay tax on investment income and realized capital gains of the VAA. LNY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

CHANGES IN THE LAW

The above discussion is based on the tax law existing on the date of this Prospectus. However, Congress, the IRS and the courts may modify these authorities, sometimes retroactively.

VOTING RIGHTS

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the fund. The voting will be done according to the instructions of CONTRACTOWNERS who have interests in the SUBACCOUNTS which invest in classes of funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a SUBACCOUNT to the total number of votes attributable to the SUBACCOUNT. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a SUBACCOUNT for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that SUBACCOUNT. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a SUBACCOUNT will receive proxy voting material, reports and other materials relating to the trust. Since the fund engages in shared funding, other persons or entities besides LNY may vote fund shares. See Sale of fund shares by the fund.

DISTRIBUTION OF THE CONTRACTS

LINCOLN FINANCIAL ADVISORS CORPORATION ("LFA"), an Indiana corporation registered with the Securities and Exchange Commission as a broker-dealer, is the distributor and principal underwriter of the contracts. Under an agreement with LFA, Delaware Distributors, L.P. ("DDLP") will act as wholesaler and will assist LFA in forming the selling group. DDLP will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by LFA registered representatives and by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LNY will offer the contracts in New York only.

RETURN PRIVILEGE

Within the 10-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing Office at P.O. Box 7866, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return PREMIUM PAYMENTS. With respect to the VAA, except as explained in the following paragraph, we will return the ANNUITY ACCOUNT VALUE as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No surrender charge will be assessed. A PURCHASER WHO PARTICIPATES IN THE VAA IS SUBJECT TO THE RISK OF A MARKET LOSS DURING THE FREE-LOOK PERIOD.

STATE REGULATION

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will enter into an agreement with the Delaware Management Holdings Company, Inc., 2005 Market Street, Philadelphia, PA 19203, that provides accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administration services necessary for the operation of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligations of LNY under the contracts.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, LNY and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS FOR LINCOLN
NEW YORK ACCOUNT N
FOR VARIABLE ANNUITIES (REGISTRANT)

LINCOLN LIFE & ANNUITY
COMPANY OF NEW YORK
(DEPOSITOR)

    ITEM                                             Page
    ---------------------------------------------
    Lincoln Life & Annuity Company of
       New York                                      B-2
    ---------------------------------------------
    Special terms                                    B-2
    ---------------------------------------------
    Services                                         B-2
    ---------------------------------------------
    Principal underwriter                            B-2

    ITEM                                             Page
    ---------------------------------------------
    Purchase of securities being offered             B-2
    ---------------------------------------------
    Calculation of investment results                B-2
    ---------------------------------------------
    Annuity payouts                                  B-6
    ---------------------------------------------
    Advertising and sales literature                 B-6
    ---------------------------------------------
    Financial statements                             B-9

 ................................................................................

PLEASE SEND ME A FREE COPY OF THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES (LINCOLN CHOICEPLUS-SM-).


                                 (PLEASE PRINT)

NAME: _______________________________________ SOCIAL SECURITY NO.: _____________

ADDRESS: _______________________________________________________________________

CITY: ______________________________________________________________ STATE _____
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MAIL TO LINCOLN CHOICEPLUS-SM-, P.O. BOX 7866, FORT WAYNE, INDIANA 46801